PROVIDENT

Provident Financial Holdings, Inc.

Second Quarter of Fiscal 2014

December 31, 2013

Safe Harbor Statement

This presentation contains statements that the Corporation believes are "forward-looking statements." These statements relate to the Corporation's financial condition, results of operations, plans, objectives, future performance or business. You should not place undue reliance on these statements, as they are subject to risks and uncertainties. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Corporation may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Corporation. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially include, but are not limited to, the credit risks of lending activities, including changes in the level and trend of loan delinquencies and charge-offs and changes in our allowance for loan losses and provision for loan losses that may be impacted by deterioration in the residential and commercial real estate markets and may lead to increased losses and non-performing assets and may result in our allowance for loan losses not being adequate to cover actual losses and require us to materially increase our reserve; changes in general economic conditions, either nationally or in our market areas; changes in the levels of general interest rates, and the relative differences between short and long term interest rates, deposit interest rates, our net interest margin and funding sources; fluctuations in the demand for loans, the number of unsold homes, land and other properties and fluctuations in real estate values in our market areas; secondary market conditions for loans and our ability to sell loans in the secondary market; results of examinations of the Corporation by the Federal Reserve Board or of the Bank by the Office of Comptroller of the Currency or other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to enter into a formal enforcement action or to increase our allowance for loan losses, write-down assets, change our regulatory capital position or affect our ability to borrow funds or maintain or increase deposits, or impose additional requirements and restrictions on us, any of which could adversely affect our liquidity and earnings; legislative or regulatory changes that adversely affect our business including changes in regulatory policies and principles, including the interpretation of regulatory capital or other rules, including as a result of Basel III; the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd Frank Act") and the implementing regulations; the availability of resources to address changes in laws, rules, or regulations or to respond to regulatory actions; adverse changes in the securities markets; our ability to attract and retain deposits; increases in premiums for deposit insurance; our ability to control operating costs and expenses; the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; difficulties in reducing risk associated with the loans on our balance sheet; staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our workforce and potential associated charges; computer systems on which we depend could fail or experience a security breach; our ability to implement our branch expansion strategy; our ability to successfully integrate any assets, liabilities, customers, systems, and management personnel we have acquired or may in the future acquire into our operations and our ability to realize related revenue synergies and cost savings within expected time frames and any goodwill charges related thereto; our ability to manage loan delinquency rates; our ability to retain key members of our senior management team; costs and effects of litigation, including settlements and judgments; increased competitive pressures among financial services companies; changes in consumer spending, borrowing and savings habits; the availability of resources to address changes in laws, rules, or regulations or to respond to regulatory actions; our ability to pay dividends on our common stock; adverse changes in the securities markets; the inability of key third-party providers to perform their obligations to us; changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; war or terrorist activities; and other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services and other risks detailed in the Corporation's reports filed with or furnished to the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2013.

Market Highlights

Provident Financial Holdings, Inc.	
Nasdaq GS:	PROV
Share Price:	$15.00
52-Week Range:	$14.12 - $19.69
Shares Outstanding:	9,851,765 shares
Market Capitalization:	$147.8 million
P/E (ttm):	12.10x
EPS (ttm):	$1.24
Annual Dividend & Yield:	$0.40 (2.67%)
As of December 31, 2013	

Franchise Overview

Northern California:

Pleasanton

Elk Grove, Livermore, Roseville and San Rafael



San Luis Obispo
Kern
San Bernardino
Santa Barbara
Ventura
Los Angeles
Riverside
Orange
San Diego
Imperial

Regional Banking Services Company Based in the Inland Empire Region of Southern California

- **Expanding customer base and market**
- **Strong mortgage operations, 2 wholesale and 15 retail mortgage offices**
- **Largest independent community bank headquartered in Riverside County, California (15 full-service offices)**
- **Seventh largest deposit market share in the Riverside-San Bernardino RMA; second largest of community banks**

Provident Bank

Full-Service Offices:

- Blythe
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- La Quinta
- La Sierra, Riverside
- Moreno Valley - Heacock St.
- Moreno Valley - Iris Plaza
- Orangecrest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

Provident Bank Mortgage

Wholesale Offices:

- Pleasanton
- Rancho Cucamonga

Retail Offices:

- City of Industry
- Elk Grove
- Escondido
- Glendora
- Hermosa Beach
- Livermore
- Rancho Cucamonga, Haven Avenue
- Rancho Cucamonga, Commerce Center Drive
- Riverside, Canyon Crest Drive
- Riverside, Indiana Avenue
- Riverside, Riverside Avenue
- Roseville
- San Rafael
- Santa Barbara
- Westlake Village

Financial Performance

Highlights

- Operating Expenses decreases by 23% from the same quarter last year
- Net Income increases 6% (sequential quarter)
- Diluted Earnings Per Share increases 14% (sequential quarter)

Net Interest Income



(In Millions)
$10.0
$9.0
$8.0
$7.0
$6.0
$8.9
$8.8
$8.1
$7.6
$8.0
$7.7
Q1FY13
Q2FY13
Q3FY13
Q4FY13
Q1FY14
Q2FY14

Non-Interest Income



(In Millions)
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$1.6
$2.1
$1.6
$1.4
$1.4
$1.4
$20.6
$17.9
$13.8
$16.2
$6.8
$5.7
Q1FY13
Q2FY13
Q3FY13
Q4FY13
Q1FY14
Q2FY14
Gain on Sale of Loans
Other Fees

Operating Expenses



(In Millions)
$20.0
$18.0
$16.0
$14.0
$12.0
$10.0
$17.3
$16.8
$15.7
$17.5
$14.5
$12.9
Q1FY13
Q2FY13
Q3FY13
Q4FY13
Q1FY14
Q2FY14

Financial Performance

Pre-Provision, Pre-Tax Earnings



(In Millions)
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$-
$13.8
$12.0
$7.7
$7.7
$1.6
$1.9
Q1FY13
Q2FY13
Q3FY13
Q4FY13
Q1FY14
Q2FY14

Pre-Tax Income – Operating Segments



(In Millions)
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
-$2.0
$11.9
$8.8
$5.6
$6.3
$1.3
$3.2
$2.6
$2.9
$3.5
$3.6
$(0.9)
$(0.8)
Q1FY13
Q2FY13
Q3FY13
Q4FY13
Q1FY14
Q2FY14
Community Banking
Mortgage Banking

Quarterly Net Income



(In Millions)
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$8.7
$6.9
$4.9
$5.3
$1.5
$1.6
Q1FY13
Q2FY13
Q3FY13
Q4FY13
Q1FY14
Q2FY14

Diluted Earnings Per Share



$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.80
$0.64
$0.45
$0.49
$0.14
$0.16
Q1FY13
Q2FY13
Q3FY13
Q4FY13
Q1FY14
Q2FY14

Financial Ratios

Net Interest Margin



3.25%
3.00%
2.75%
2.50%
2.25%
2.00%
2.96%
2.90%
2.76%
2.59%
2.82%
2.74%
Q1FY13
Q2FY13
Q3FY13
Q4FY13
Q1FY14
Q2FY14

Efficiency Ratio



100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
40.00%
55.72%
58.21%
67.06%
69.52%
90.00%
86.97%
Q1FY13
Q2FY13
Q3FY13
Q4FY13
Q1FY14
Q2FY14

Return on Average Assets



3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.78%
2.21%
1.59%
1.73%
0.52%
0.56%
Q1FY13
Q2FY13
Q3FY13
Q4FY13
Q1FY14
Q2FY14

Return on Average Equity



30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
23.76%
18.14%
12.48%
13.29%
3.82%
4.13%
Q1FY13
Q2FY13
Q3FY13
Q4FY13
Q1FY14
Q2FY14

Community Banking

Highlights

- Preferred Loans increase by $25.9 million or 7% since June 30, 2013
- Increase in Loans Originated for Investment
- Third consecutive quarter of Preferred Loan growth
- Core Deposits increase by $5.7 million since June 30, 2013

Loan to Investment Mix



$900
$800
$700
$600
$500
(In Millions)
$22
$21
$21
$20
$19
$18
$777
$772
$754
$748
$749
$757
09/30/12
12/31/12
03/31/13
06/30/13
09/30/13
12/31/13
Loans Held for Investment
Investment Securities

Loan Portfolio Mix



$600
$500
$400
$300
$200
$100
$0
(In Millions)
60%
50%
40%
30%
20%
10%
0%
46%
46%
46%
47%
48%
50%
$363
$431
$365
$422
$353
$416
$356
$404
$367
$392
$382
$383
09/30/12
12/31/12
03/31/13
06/30/13
09/30/13
12/31/13
Preferred Loans
Single-Family Loans

Provident Bank Loan Originations and Purchases



(In Millions)
$50
$40
$30
$20
$10
$0
$16
$24
$16
$27
$38
$40
Q1FY13
Q2FY13
Q3FY13
Q4FY13
Q1FY14
Q2FY14

Community Banking

Loans Held for Investment Composition

Loan Category (Dollars In Thousands)	Balance as of 12/31/13	Interest Rate	Balance as of 12/31/12	Interest Rate
Single-Family	$ 382,762	3.24%	$ 422,457	3.69%
Multi-Family	285,530	5.00%	261,580	5.51%
Commercial Real Estate	95,390	6.08%	101,621	6.44%
Construction	1,792	5.83%	-	-
Other	-	-	390	4.82%
Commercial Business	1,322	6.78%	2,199	6.88%
Consumer	326	9.48%	383	9.33%
Total Loans Held for Investment	$ 767,122	4.26%	$ 788,630	4.66%
Undisbursed Loan Funds	(1,611)		-	
Deferred Loan Costs	2,336		1,957	
Allowance for Loan Losses	(11,041)		(18,530)	
Total Loans Held for Investment, net	$ 756,806		$ 772,057	

Loan Composition as of 12/31/13



Other 0%
Construction 0%
Commercial Business 0%
Commercial Real Estate 13%
Consumer 0%
Multi-Family 37%
Single-Family 50%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Consumer

Community Banking

Deposits and Borrowings



$1,200
$1,000
$800
$600
$400
$200
$0
(In Millions)
$127 $127 $107 $106 $56 $51
$441 $426 $413 $402 $400 $387
$516 $509 $522 $521 $519 $527
09/30/12 12/31/12 03/31/13 06/30/13 09/30/13 12/31/13
Transaction Accounts
CDs
Borrowings

Deposit Composition

Category		At 12/31/2013	Rate		At 12/31/2012	Rate
Checking Accounts - Non Interest-Bearing	$	55,126	- %	$	51,121	- %
Checking Accounts - Interest-Bearing		206,503	0.14%		204,954	0.14%
Savings Accounts		239,407	0.25%		225,501	0.25%
Money Market Accounts		25,450	0.33%		27,599	0.37%
Time Deposits		387,270	1.15%		426,031	1.32%
Total Deposits	$	913,756	0.60%	$	935,206	0.70%
Brokered Deposits included above	$	4,727	3.57%	$	7,058	3.41%

Deposit Composition at 12/31/2013



6%
23%
42%
3%
26%
Checking Accounts - Non Interest-Bearing
Checking Accounts - Interest-Bearing
Savings Accounts
Money Market Accounts
Time Deposits

Borrowing Maturity Schedule

Category		At 12/31/2013	Rate		At 12/31/2012	Rate
Overnight	$	-	-	$	-	-
Three Months or Less		-	-		20,000	3.39%
Over Three to Six Months		10,000	2.93%		-	-
Over Six to Twelve Months		-	-		55,000	3.95%
Over One to Two Years		-	-		10,000	2.93%
Over Two to Three Years		-	-		-	-
Over Three to Four Years		91	6.49%		-	-
Over Four to Five Years		10,000	3.01%		110	6.49%
Over Five Years		31,371	3.22%		41,409	3.18%
Total Borrowings	$	51,462	3.13%	$	126,519	3.53%

Asset Quality

Highlights

- Non-Performing Assets decline by 15% since June 30, 2013
- Net Charge-Offs decline to $166,000 during the current quarter
- New REOs decline by 40%, to 3 foreclosures for the current quarter
- 30-89 Days Delinquent balance declines to zero

NPA, NPA to Total Assets and ALLL to LHI Ratios


$40,000
$30,000
$20,000
$10,000
$0
(In Thousands)
4.00%
3.00%
2.00%
1.00%
0.00%

	09/30/12	12/31/12	03/31/13	06/30/13	09/30/13	12/31/13
Non-Performing Assets	$34,083	$26,800	$22,422	$23,978	$21,724	$20,434
NPA to Total Assets	2.65%	2.15%	1.84%	1.95%	1.88%	1.80%
ALLL to LHI	2.52%	2.34%	2.18%	1.96%	1.59%	1.44%

Provision (Recovery) for Loan Losses


(In Thousands)
$1,000
$500
$-
$(500)
$(1,000)
$(1,500)
$(2,000)
$533
$23
$(517)
$(1,538)
$ (942)
$(898)
Q1FY13
Q2FY13
Q3FY13
Q4FY13
Q1FY14
Q2FY14

Non-Performing Asset Composition 12/31/13


16%
1%
0%
0%
13%
16%
54%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Real Estate Owned

Asset Quality

Allowance for Loan Losses (ALLL)



(In Thousands)
$25,000
$20,000
$15,000
$10,000
$5,000
$-
$20,118
$18,530
$16,826
$14,935
$12,105
$11,041
09/30/12
12/31/12
03/31/13
06/30/13
09/30/13
12/31/13

ALLL Allocation as of 12/31/13



0%
1%
0%
0%
10%
23%
66%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Consumer

Delinquent and Non-Performing Loans

	At December 31, 2013				At December 31, 2012			
	30 - 89 Days		Non-performing		30 - 89 Days		Non-performing	
(Dollars In Thousands)	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance
Mortgage Loans:								
Single-Family	-	$ -	40	$12,979	6	$1,192	63	$ 21,463
Multi-Family	-	-	7	3,420	-	-	5	1,988
Commercial Real Estate	-	-	6	2,739	-	-	7	4,958
Other	-	-	-	-	-	-	1	159
Commercial Business Loans	-	-	5	176	1	231	5	204
Consumer Loans	-	-	-	-	-	-	-	-
Total	-	$ -	58	$19,314	7	$1,423	81	$ 28,772

Asset Quality

Geographic Location

	Inland Empire		Southern California [1]		Other California		Other States		Total	
Category	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage
Single-Family	$112,816	29%	$209,541	55%	$57,382	15%	$3,023	1%	$382,762	100%
Multi-Family	58,586	21%	159,828	56%	63,700	22%	3,416	1%	285,530	100%
Commercial Real Estate	48,856	51%	38,988	41%	7,546	8%	-	0%	95,390	100%
Construction	1,792	100%	-	0%	-	0%	-	0%	1,792	100%
Total	$222,050	29%	$408,357	53%	$128,628	17%	$6,439	1%	$765,474	100%

(1) Other than Inland Empire.

Geographic Location 12/31/13



1%
17%
29%
53%
Inland Empire
Southern California (1)
Other California
Other States

(1) Other than Inland Empire.

Asset Quality

Single-Family (1st) – Loans Held for Investment

	Year of Origination									
	2005 & Prior	2006	2007	2008	2009	2010	2011	2012	2013	TOTAL
Loan Balance (In Thousands)	$186,060	$96,466	$52,959	$26,056	$921	$347	$1,625	$6,395	$8,780	$379,609
Weighted Avg. LTV (1)	66%	69%	72%	75%	53%	88%	72%	57%	58%	68%
Weighted Avg. Age (in Years)	9.22	7.48	6.52	5.76	4.40	3.32	2.35	1.40	0.53	7.78
Weighted Avg. FICO (2)	726	740	733	740	750	751	726	752	745	733
Number of Loans	649	226	113	49	3	2	6	27	39	1,114
Geographic Breakdown (%)										
Inland Empire	29%	29%	30%	29%	100%	37%	42%	22%	24%	29%
Southern California (3)	66%	53%	39%	38%	0%	63%	40%	35%	32%	55%
Other California	5%	16%	30%	33%	0%	0%	18%	43%	44%	15%
Other States	0%	2%	1%	0%	0%	0%	0%	0%	0%	1%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

(3) Other than Inland Empire.

Multi-Family – Loans Held for Investment

	Year of Origination									
	2006 & Prior	2006	2007	2008	2009	2010	2011	2012	2013	TOTAL
Loan Balance (In Thousands)	$80,880	$38,298	$25,689	$7,307	-	$135	$21,936	$36,771	$94,574	$285,530
Weighted Avg. LTV (1)	45%	52%	56%	47%	-	64%	58%	56%	59%	54%
Weighted Avg. Debt Coverage Ratio (2)	1.42x	1.30x	1.23x	1.42x	-	1.66x	1.52x	1.69x	1.69x	1.52x
Weighted Avg. Age (in Years)	9.42	7.50	6.44	5.70	-	3.25	2.30	1.42	0.40	4.23
Weighted Avg. FICO (2)	712	683	700	753	-	803	744	733	760	738
Number of Loans	104	49	39	9	-	1	23	44	123	392
Geographic Breakdown (%)										
Inland Empire	16%	14%	9%	19%	-	0%	27%	12%	31%	21%
Southern California (3)	69%	36%	84%	81%	-	0%	60%	58%	45%	56%
Other California	14%	43%	7%	0%	-	100%	13%	30%	24%	22%
Other States	1%	7%	0%	0%	-	0%	0%	0%	0%	1%
	100%	100%	100%	100%	-	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

(3) Other than Inland Empire.

Commercial RE – Loans Held for Investment

	Year of Origination									
	2006 & Prior	2006	2007	2008	2009	2010	2011	2012	2013	TOTAL (4)(5)
Loan Balance (In Thousands)	$19,063	$9,000	$12,925	$3,742	$7,265	$875	$785	$19,583	$22,652	$95,390
Weighted Avg. LTV (1)	44%	54%	54%	33%	60%	58%	63%	54%	48%	50%
Weighted Avg. Debt Coverage Ratio (2)	2.19x	2.26x	2.18x	1.72x	1.29x	1.26x	1.47x	1.85x	1.84x	1.94x
Weighted Avg. Age (in Years)	9.60	7.39	6.53	5.72	4.91	3.60	2.02	1.27	0.42	4.46
Weighted Avg. FICO (2)	697	720	724	761	722	705	770	750	754	733
Number of Loans	34	11	13	8	2	2	1	19	28	118
Geographic Breakdown (%)										
Inland Empire	62%	17%	46%	7%	100%	52%	0%	70%	36%	51%
Southern California (3)	38%	83%	40%	93%	0%	48%	100%	30%	39%	41%
Other California	0%	0%	14%	0%	0%	0%	0%	0%	25%	8%
Other States	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.

(3) Other than Inland Empire.
(4) Comprised of the following: $24.0 million in Retail; $20.4 million in Office; $16.1 million in Mixed Use; $6.6 million in Mobile Home Park; $6.1 million in Light Industrial/Manufacturing; $5.6 million in Medical/Dental Office; $5.4 million in Warehouse; $3.6 million in Mini-Storage; $2.7 million in Research and Development; ; $1.8 million in Hotel and Motel; $1.8 million in Restaurant/Fast Food; $904,000 in Automotive – Non-Gasoline; and $391,000 in Other.

(5) Consisting of $72.4 million or 75.9% in investment properties and $23.0 million or 24.1% in owner occupied properties.

Mortgage Banking

Highlights

- Loan Sale Margin increases by 20 basis points (sequential quarter)
- Purchase Volume remains high at 58% of Total Volume
- Recourse Risk remains low

PBM Loan Originations



(In Millions)
$1,200
$1,000
$800
$600
$400
$200
$0
$860
$3
$1,009
$2
$790
$3
$837
$3
$684
$2
$453
$3
Q1FY13
Q2FY13
Q3FY13
Q4FY13
Q1FY14
Q2FY14
Saleable
Portfolio

PBM Locked Pipeline



$500,000
$400,000
$300,000
$200,000
$100,000
$0
(In Millions)
50%
40%
30%
20%
10%
0%

	09/30/12	12/31/12	03/31/13	06/30/13	09/30/13	12/31/13
Gross Locked Pipeline	$464,949	$310,217	$283,406	$334,790	$184,287	$130,924
Net Locked Pipeline (1)	$299,625	$221,978	$211,754	$255,636	$135,341	$98,242
Fall-out Ratio	36%	28%	25%	24%	27%	25%

(1) Net of management's estimate of commitments to extend credit which may not fund.

PBM Loan Purchase vs. Refinance



100%
80%
60%
40%
20%
0%
Refinance (%)
Purchase (%)

	Q1FY13	Q2FY13	Q3FY13	Q4FY13	Q1FY14	Q2FY14
Refinance	62%	68%	68%	57%	40%	42%
Purchase	38%	32%	32%	43%	60%	58%

Mortgage Banking

Gain on Sale of Loans



(In Thousands)
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$20,595
$17,878
$13,835
$16,185
$6,754
$5,732
Q1FY13
Q2FY13
Q3FY13
Q4FY13
Q1FY14
Q2FY14

Loan Sale Margin



2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.19%
2.26%
1.92%
2.06%
1.78%
1.78%
1.84%
1.82%
1.16%
1.17%
1.36%
1.36%
Q1FY13
Q2FY13
Q3FY13
Q4FY13
Q1FY14
Q2FY14
Loan Sale Margin
Loan Sale Margin, Excluding Recourse Provision/Recovery

Recourse Provision (Recovery)



(In Thousands)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
-$200
-$400
$618
$1,285
$27
($191)
($186)
($70)
Q1FY13
Q2FY13
Q3FY13
Q4FY13
Q1FY14
Q2FY14

Recourse Reserve



(In Thousands)
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$6,474
$7,776
$2,302
$2,111
$1,258
$1,202
09/30/12
12/31/12
03/31/13
06/30/13
09/30/13
12/31/13

Capital Management

Highlights

- Strong Capital Ratios
- 2.67% Cash Dividend yield
- Repurchased 385,083 shares of common stock

Stockholders' Equity



(In Millions)
$170
$160
$150
$140
$130
$120
$110
$100
$151
$156
$157
$160
$157
$152
09/30/12
12/31/12
03/31/13
06/30/13
09/30/13
12/31/13

Bank Capital Ratios



25.00%
22.50%
20.00%
17.50%
15.00%
12.50%
10.00%
7.50%
5.00%
2.50%
0.00%

	09/30/12	12/31/12	03/31/13	06/30/13	09/30/13	12/31/13
Tier 1 Leverage Ratio	11.47%	12.26%	12.55%	13.12%	13.07%	12.56%
Tier 1 Risk-Based Capital Ratio	17.46%	18.79%	20.76%	21.36%	20.82%	19.80%
Total Risk-Based Capital Ratio	18.72%	20.06%	22.02%	22.64%	22.09%	21.06%

Value Proposition

Stock Price to Tangible Book Value Multiple



2.00x
1.80x
1.60x
1.40x
1.20x
1.00x
0.80x
0.60x
0.40x
0.20x
0.00x

	03/31/12	06/30/12	09/30/12	12/31/12	03/31/13	06/30/13	09/30/13	12/31/13
Price/TBV	0.84x	0.86x	1.01x	1.19x	1.13x	1.03x	1.08x	0.97x